UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2012

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On April 2, 2012, Ventas, Inc. (the “Company”) completed the acquisition of Cogdell Spencer Inc. (“Cogdell”), including its 100% ownership interest in 72 medical office buildings (“MOBs”) and its MOB property management business, which has existing agreements to manage 44 MOBs, in an all-cash transaction.

A copy of the press release issued by the Company on April 2, 2012 announcing the completion of the Cogdell acquisition is filed herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01.          Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:
Exhibit Number	Description
99.1	Press release issued by the Company on April 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	April 2, 2012	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on April 2, 2012.